SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                Amendment No. 1

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) :   June 6, 2003

                           Commission File No. 0-49933


                              Cascade Mountain Mining Company, Inc.
             (Exact name of registrant as specified in its charter)





              Nevada                                     95-4886472
--------------------------------------      ------------------------------------
(State  or  other  jurisdiction  of          (IRS Employer  Identification  No.)
incorporation  or  organization)



             601 Union Street, 42nd Floor, Seattle, Washington 98101
-------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (206) 652-3280
                     --------------------------------------
                           (Issuer  telephone number)


                              Web Views Corporation
                              5114 Lakeshore Road
                       Burlington, Ontario Canada L7L 1B9
                       ----------------------------------
                            (Former Name and Address)

ITEM  1.     CHANGES  IN  CONTROL  OF  THE  REGISTRANT.

     As a result of the acquisition of Cascade Mountain Mining Corp., a Nevada corporation ("Cascade"), the control of the Registrant shifted to the former shareholders of Cascade Mountain Mining Corp. The following individual will exercise control of the Registrant.

     Name                            No. of shares               Percentage
     ----                             -------------              ----------

Wayne  Barrington  Daley               1,028,572                    47.5%

ITEM  2.   ACQUISITION  OF  DISPOSITION  OF  ASSETS.

     On June 6, 2003, the Registrant acquired 100% of the issued and outstanding shares of Cascade Mountain Mining Corp. in exchange for 966,667 shares of the Registrant's common stock. Upon 100% shareholder approval of Cascade, there were 2,966,667 shares of the Registrant's common stock outstanding. On June 16, 2003, Raymond Kitzul acquired assets from the Registrant in consideration for the cancellation of 500,000 shares of the Registrant's common stock. On June 16, 2003, Wayne Barrington Daley entered into a stock purchase agreement with Ed Kitzul and Karrol Kitzul whereby Mr. Daley acquired 500,000 shares of the Registrant's common stock for $20,000. Mr. Daley subsequently cancelled 300,000 shares of the Registrant's common stock.

     DESCRIPTION  OF  THE  BUSINESS
     Cascade Mountain Mining Corp. is a mining and exploration company that owns 31 staked claims, all in Washington State, USA, which are deposits and claims with proven gold and copper reserves. The company was formed in December 2002.

     Cascade Mountain Mining Corp. was recently incorporated in the State of Nevada to exploit mining opportunities on Federal Lands that have developed over the last several years. These opportunities started being developed in 1994 when the Clinton Administration made changes to the 1872 law regarding mining claims on federal lands. In essence, the annual maintenance cost on a claim (which consists of 20 acres) is now $100/year and can only be offset by development costs directly affecting that claim. Prior law allowed development costs on one claim to be allocated over hundreds of adjacent claims.

     The net result has been a gradual releasing of claims due to the expense of maintaining them. Even large mining companies are abandoning thousands of claims each year. It is now estimated that 70% of the claimable mineral rights on federal lands are available. This is compounded by the fact that most metals (other than gold) are selling at or near their five-year low and are expected to rebound sharply as the economy swings out of recession.

     Cascade Mountain intends to concentrate solely on claims that become available that have previously been "worked." This means the claims have known ore reserves where data is available on test borings and analysis which shows that a mining operation is marginally profitable or close to breakeven given the mining techniques and the commodity price of the metals extracted at the time. Cascade Mountain will re-evaluate such analyses, typically by adding more testing and by "upgrading" the ore-to-waste ratio by employing the newest mining technology, employing state-of- the-art 3-dimensional computer modeling and targeting the enriched areas of a group of claims.

     DESCRIPTION OF PRINCIPAL PROJECTS

     The company is a mining and exploration company which owns 31 claims and will mine and explore its claims for gold and copper reserves.

     Mazama-The first project that falls under the business model is Mazama. Previous evaluation of the Mazama copper-gold-molybdenum deposit in NW Washington state, encompassing over 600 acres, stated that perhaps this reserve "offers the best exploration potential among all known porphyry deposits in North America. Currently, there is a 150 million ton Cu-Mo ore reserve delineated on the property with an in-situ value of over $900 million."

     Cascade Mountain owns 31 mining claims which encompasses the Mazama project. The company is now in the process of confirming previous exploration work that was started in 1963 by Bear Creek Mining (the exploration division of Kennecott), Brenda Mines (Moranda), Exxon Minerals, and others. The company was formed in 2002 to develop these reserves. The company believes these reserves can be expanded and upgraded. The company intends to use 3-dimensional modeling of the area using historic information with the assistance of new key priority core sampling to substantiate it's projection of increased overall economic value (previously ignored) including molybdenum, gold and silver.

     During the 1990s, a limited amount of gold exploration work was undertaken; there are unconfirmed reports that a small amount of drilling partially-delineated a gold deposit containing approximately 100,000 ounces of gold. Independent third-party reports estimate that the ultimate potential of the Mazama property to be on the order of 500 million tons grading 0.4% Cu and
0.01 oz Au/ST representing 4 billion pounds of copper and 5 million ounces of gold.

COMPETITIVE BUSINESS CONDITIONS

     This is a very competitive market, with many mining and exploration companies in the region.


PATENTS,  TRADEMARKS  &  LICENSES

     There is no need for a license and the company does not have any patents or trademarks.


NEED  FOR  GOVERNMENT  APPROVAL

     The company has 31 government-approved staked claims in Washington State. No further government approval is necessary at this time.


RESEARCH  &  DEVELOPMENT  OVER  PAST  TWO  YEARS

     We have spent a significant amount of money performing research and development by performing preliminary drilling and exploration work.

EMPLOYEES

     The Company has 3 full-time employees and 5 consultants through an exploration/drilling company.

DESCRIPTION  OF  PROPERTY

 The Company has a one year renewable lease at approximately $1,000 per month which ends December 2003.

LEGAL  PROCEEDINGS

There  are  no  legal  proceedings.

ITEM  5.   OTHER  EVENTS.

     As a result of the acquisition of Web Views Corporation and the change in focus of the Registrant's business, the Registrant is changing its name from Web Views Corporation to Cascade Mountain Mining Company, Inc. In addition, the former directors and officers of Web Views Corporation resigned and the directors and officers of Cascade Mountain Mining Corp. have become the directors and officers of the Registrant. The new directors and officers are as follows: Wayne Barrington Daley-President and Director; and Michael Skopos-Chief Geologist and Director.


ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

Financial  Statements  of  Cascade  Mountain  Mining  Corp.

(a)  Financial  Statements  of  Businesses  Acquired

(b)  Pro  Forma  Financial  Information

(c)  Exhibits:

2.1 (1) Exchange  Agreement

(1) Filed as an exhibit to the Form 8-K filed on June 20, 2003.



                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cascade Mountain Mining Company, Inc.


August 28,  2003
/s/  Wayne  Barrington  Daley
-----------------------------
Wayne  Barrington  Daley
President

Financial Statements

                      CASCADE MOUNTAIN MINING COMPANY, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)





                              FINANCIAL STATEMENTS
                     WITH REPORT OF INDEPENDENT ACCOUNTANTS
                      AS OF DECEMBER 31, 2002, AND FOR THE
         PERIOD FROM INCEPTION, DECEMBER 17, 2002, TO DECEMBER 31, 2002

                      CASCADE MOUNTAIN MINING COMPANY, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                                TABLE OF CONTENTS


                                                                   PAGE(S)
                                                                   -------

Report  of  Independent  Accountants                                  1

Balance  Sheet  as  of  December  31,  2002                           2

Statements  of  Operations  for  the  period  from  inception,
  December  17,  2002,  to  December  31,  2002                       3

Statements  of  Stockholders'  Equity  for  the  period  from
  inception,  December  17,  2002,  to  December  31,  2002           4

Statements  of  Cash  Flows  for  the  period  from  inception,
  December  17,  2002,  to  December  31,  2002                       5

Notes  to  Financial  Statements                                      6

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board  of  Directors  and  Stockholders
Cascade  Mountain  Mining  Company,  Inc.


We have audited the accompanying balance sheet of Cascade Mountain Mining Company, Inc. (a corporation in the development stage) as of December 31, 2002 and the related statements of operations, stockholders' deficit and cash flows for the period from inception, December 17, 2002, to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cascade Mountain Mining Company, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the period from inception, December 17, 2002, to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company is a development stage enterprise and has suffered losses during the development stage that raise substantial doubt about its ability to continue as a going concern. Management's plans with regard to this matter are also discussed in Note 3. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Houston,  Texas
August  25,  2003


                CASCADE MOUNTAIN MINING COMPANY, INC.
              (A CORPORATION IN THE DEVELOPMENT STAGE)
                          BALANCE SHEET
                       DECEMBER 31, 2002




     ASSETS
    -------
Total current assets                                   $      -

Equipment                                                 3,883
                                                       ---------

      Total assets                                     $  3,883
                                                       =========


LIABILITIES AND STOCKHOLDERS' DEFICIT
-------------------------------------

Payable to stockholder                                 $ 16,627
                                                       ---------

    Total current liabilities                            16,627
                                                       ---------

Commitments and contingencies

Stockholders' deficit:
  Common stock: $0.001 par value; 200,000,000 shares
    authorized; 700,000 shares issued and outstanding       700
  Losses accumulated during the development stage       (13,444)
                                                       ---------

    Total stockholders' deficit                         (12,744)
                                                       ---------

      Total liabilities and stockholders' deficit      $  3,883
                                                       =========


   The accompanying notes are an integral part of these financial statements.

               CASCADE MOUNTAIN MINING COMPANY, INC.
             (A CORPORATION IN THE DEVELOPMENT STAGE)
                     STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION, DECEMBER 17, 2002, TO DECEMBER 31, 2002




General and administrative expense                    $   13,444
                                                      ----------

Net loss                                             $  (13,444)
                                                      ==========

Basic and dilutive net loss per common share         $    (0.02)
                                                      ==========

Weighted average common shares outstanding
  (basic and dilutive)                                   700,000
                                                      ==========



   The accompanying notes are an integral part of these financial statements.


                 CASCADE MOUNTAIN MINING COMPANY, INC.
              (A CORPORATION IN THE DEVELOPMENT STAGE)
             STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD FROM INCEPTION, DECEMBER 17, 2002, TO DECEMBER 31, 2002


                                                     LOSSES
                                                  ACCUMULATED
                                                  DURING THE
                                   COMMON STOCK   DEVELOPMENT
                                 SHARES   AMOUNT     STAGE      TOTAL
                                 -------  -------  ---------  ---------
Balance at December 17, 2002           -  $     -  $      -   $      -

Common stock issued to founders  700,000      700         -        700

Net loss                               -        -   (13,444)   (13,444)
                                 -------  -------  ---------  ---------

Balance at December 31, 2002     700,000  $   700  $(13,444)  $(12,744)
                                 =======  =======  =========  =========



   The accompanying notes are an integral part of these financial statements.

                      CASCADE MOUNTAIN MINING COMPANY, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                            STATEMENTS OF CASH FLOWS
     FOR THE PERIOD FROM INCEPTION, DECEMBER 17, 2002, TO DECEMBER 31, 2002


Cash  flows  from  operating  activities:
  Net  loss                                                   $  (13,444)
  Adjustment  to  reconcile  net  loss  to  net  cash
    used  in  operating  activities:
    Common  stock  issued  for  services                             700
                                                               ----------

      Net  cash  used  in  operating  activities                 (12,744)
                                                               ----------

Cash  flows  from  investing  activities:
  Capital  expenditures                                           (3,883)
                                                               ----------

      Net  cash  used  in  investing  activities                  (3,883)
                                                               ----------

Cash  flows  from  financing  activities:
  Proceeds  from  stockholder  loans                              16,627
                                                               ----------

      Net  cash  provided  by  financing  activities              16,627
                                                               ----------

Net  increase  (decrease)  in  cash  and  cash  equivalents            -

Cash  and  cash  equivalents,  beginning  of  period                   -
                                                               ----------

Cash  and  cash  equivalents,  end  of  period                   $     -
                                                               ==========




   The accompanying notes are an integral part of these financial statements.

                      CASCADE MOUNTAIN MINING COMPANY, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENTS


1.     DESCRIPTION  OF  BUSINESS
       -------------------------

Cascade Mountain Mining Company, Inc. (the "Company") was incorporated on December 17, 2002 in the state of Nevada to exploit mining opportunities on Federal lands that have developed over the past several years. During 2003 the Company purchased 31 staked claims, all in the state of Washington, which are claims with proven gold and copper reserves that were previously mined and that the Company believes can be further exploited. The Company's business plan is based on management's position that current mining technology will allow for the economic recovery of gold and copper deposits not deemed to be economically viable at the time the claims were initially mined. The Company is a development stage enterprise because it has not yet commenced, nor raised revenue from commercial operations. To date the Company has focused its current efforts on start-up activities, maintenance of its corporate status and capital raising activities (See Note 6).


2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
       ----------------------------------------------

ESTIMATES
---------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH  AND  CASH  EQUIVALENTS
----------------------------

Cash and cash equivalents include all cash balances and any highly liquid short-term investments with an original maturity of three months or less.

EQUIPMENT
---------

Equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of five years. Additions or improvements that increase the value or extend the life of an asset are capitalized.
Expenditures for normal maintenance and repairs are expensed as incurred. Disposals are removed from the accounts at cost less accumulated depreciation and any gain or loss from disposition is reflected in operations currently. During the period from inception, December 17, 2002, to December 31, 2002, the Company recognized no depreciation expense or accumulated depreciation because additions were made near December 31, 2002.

INCOME  TAXES
-------------

The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. This method also requires the recognition of future tax benefits such as net operating loss carryforwards, to the extent that realization of such benefits is more likely than not. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.


                                    Continued
                                       -6-

                      CASCADE MOUNTAIN MINING COMPANY, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES,  CONTINUED
       ----------------------------------------------------------

NET  LOSS  PER  COMMON  SHARE
-----------------------------

Basic and dilutive net loss per common share for the period ended December 31, 2002 has been computed by dividing net loss by the weighted average number of shares of common stock outstanding during this period.

FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS
---------------------------------------

The Company includes fair value information in the notes to the financial statements when the fair value of its financial instruments is different from the book value. When the book value approximates fair value, no additional disclosure is made.

COMPREHENSIVE  INCOME
---------------------

The Company has adopted SFAS No. 130, "Reporting Comprehensive Income". Comprehensive income includes such items as unrealized gains or losses on certain investment securities and certain foreign currency translation adjustments. The Company's financial statements include none of the additional elements that affect comprehensive income. Accordingly, comprehensive income and net income are identical.

RECENTLY  ISSUED  ACCOUNTING  PRONOUNCEMENTS
--------------------------------------------

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations", and No. 142, "Goodwill and Other Intangible Assets". SFAS No. 141 requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method. In addition, companies are required to review goodwill and intangible assets reported in connection with prior acquisitions, possibly disaggregate and report separately previously identified intangible assets, and in certain cases reclassify certain intangible assets into goodwill. SFAS No. 142 eliminates the amortization of goodwill and requires that goodwill be reviewed annually for impairment. SFAS No. 142 also requires that the useful lives of previously recognized intangible assets be reassessed and the remaining amortization periods be adjusted accordingly. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001 and affects all goodwill and other intangible assets recorded on the Company's balance sheet at that date, regardless of when the assets were initially recorded. The implementation of SFAS No. 142 did not have any impact on the Company's results of operations or financial position.

In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 addresses accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This statement is effective for fiscal years beginning after June 15, 2002. The implementation of SFAS No. 143 is not expected to have any impact on the Company's results of operations or financial position.


                                    Continued
                                       -7-

                      CASCADE MOUNTAIN MINING COMPANY, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES,  CONTINUED
       ----------------------------------------------------------

RECENTLY  ISSUED  ACCOUNTING  PRONOUNCEMENTS,  CONTINUED
--------------------------------------------------------

In August 2001, the FASB issued SFAS No. 144, which supercedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and certain provisions of APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." SFAS No. 144 retains the fundamental provisions of SFAS No. 121 related to: (i) the recognition and measurement of the impairment of long-lived assets to be held and used, and (ii) the measurement of long-lived assets to be disposed by sale. It provides more guidance on estimating cash flows when performing recoverability tests, requires long-lived assets to be disposed of other than by sale to be classified as held and used until disposal, and establishes more restrictive criteria to classify long-lived assets as held for sale. In addition, SFAS No. 144 supersedes the accounting and reporting provisions of APB Opinion No. 30 for the disposal of a segment of a business. However, it retains the basic provisions of APB
Opinion No. 30 to report discontinued operations separately from continuing operations and extends the reporting of a discontinued operation to a component of an entity. The implementation of SFAS No. 144 is not expected to have any impact on the Company's results of operations or financial position.

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities," which addresses financial accounting and reporting for costs associated with exit or disposal activities and supersedes Emerging Issues Task Force ("EITF") Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS No. 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. In addition, SFAS No. 146 establishes that fair value is the objective for initial measurement of the liability. SFAS No. 146 is effective for exit or disposal activities initiated after December 31, 2002, but early adoption is permitted. The implementation of SFAS No. 146 is not expected to have any impact on the Company's results of operations or financial position.

In October 2002, the FASB issued Statement of Financial Accounting Standards No. 147 ("SFAS No. 147"), "Acquisitions of Certain Financial Institutions - an amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9." The provisions of this statement relate to the application of the purchase method of accounting for all acquisitions of financial institutions, except transactions between two or more mutual enterprises. The provisions of this statement also relate to certain long-term customer-relationship intangible assets recognized in an acquisition of a financial institution, including those acquired in transactions between mutual enterprises. The provisions of this statement are effective on or after October 1, 2002. The implementation of SFAS No. 147 did not have any impact on the Company's results of operations or financial position.


                                    Continued
                                       -8-

                      CASCADE MOUNTAIN MINING COMPANY, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES,  CONTINUED
       ----------------------------------------------------------

RECENTLY  ISSUED  ACCOUNTING  PRONOUNCEMENTS,  CONTINUED
--------------------------------------------------------

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock Based Compensation", which amends SFAS No. 123 to provide alternative methods of transaction for an entity that voluntarily changes to the fair value method of accounting for stock based employee compensation. It also amends the disclosure provisions of SFAS No. 123 to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock based employee compensation. Finally, SFAS No. 148 amends APB Opinion No. 28, "Interim Financial Reporting", to require disclosure of those effects in interim financial statements. SFAS No. 148 is effective for fiscal years ended after December 15, 2002, but early adoption is permitted. The Company will continue to follow the provisions of APB Opinion No. 25 in recognizing employee stock-based compensation; however, the Company will begin following the disclosure requirements of SFAS No. 148 beginning in January 2003.

In  November  2002,  the  FASB  issued  Interpretation  No.  45  ("FIN No. 45"),
"Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands on the accounting guidance of Statements No. 5, 57, and 107 and incorporates without change the provisions of FASB Interpretation No. 34, which is being superseded. FIN No. 45 will affect leasing transactions involving residual guarantees, vendor and manufacturer guarantees, and tax and environmental indemnities. All such guarantees will need to be disclosed in the notes to the financial statements starting with the period ending after December 15, 2002. For guarantees issued after December 31, 2002, the fair value of the obligation must be reported on the balance sheet. Existing guarantees will be grandfathered and will not be recognized on the balance sheet. The implementation of FIN No. 45 is not expected to have any impact on the Company's results of operations or financial position.

In January 2003, the FASB issued Interpretation No. 46 ("FIN No. 46"), "Consolidation of Variable Interest Entities." FIN No. 46 expands upon and strengthens existing accounting guidance that addresses when a company should include in its financial statements the assets, liabilities and activities of another entity. A variable interest entity is a corporation, partnership, trust, or any other legal structure used for business purposes that either (a) does not have equity investors with voting rights or (b) has equity investors that do not provide sufficient financial resources for the entity to support its activities. FIN No. 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or is entitled to receive a majority of the entity's residual returns or both. The consolidation requirements of FIN No. 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Disclosure requirements apply to any financial statements issued after January 31, 2003. The implementation of FIN No. 46 is not expected to have any impact on the Company's results of operations or financial position.


3.     GOING  CONCERN  CONSIDERATIONS
       ------------------------------

Since its inception the Company has generated no revenue and has been dependent on debt and equity infusions from founding stockholders and officers to sustain its operations. As shown in the accompanying financial statements, for the period from inception, December 17, 2002, to December 31, 2002, the Company reported net losses of $(13,444). At December 31, 2002 the Company had losses accumulated during the development stage of $(13,444). These factors raise substantial doubt about the Company's ability to continue as a going concern.


                                    Continued
                                      -9-

                      CASCADE MOUNTAIN MINING COMPANY, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED




3.     GOING  CONCERN  CONSIDERATIONS,  CONTINUED
       ------------------------------------------

In order to address its liquidity situation, management plans to attempt to raise capital using debt and/or a private placement of its common stock.

There can be no assurances that the Company can raise adequate cash to continue funding its operations or that the Company can attain profitability. The Company's long-term viability as a going concern is dependent upon two key factors, as follows:

- The Company's ability to obtain adequate sources of funding to implement its business plan.

- The ability of the Company to ultimately achieve adequate profitability and positive cash flows to sustain its operations.


4.     PAYABLE TO STOCKHOLDER
       ----------------------

As of December 31, 2002 the Company did not have a separate bank account and all expenses of the Company for the period ended December 31, 2002 were paid by the major stockholder of the Company. The payable to stockholder at December 31, 2002 of $16,627 consisted of amounts advanced to the Company by the president, who is also a major stockholder of the Company. These advances were non-interest bearing and were repaid in January 2003.


5.     INCOME  TAXES
       -------------

The tax effects of temporary differences that give rise to deferred tax assets at December 31, 2002 are as follows:

       Net  operating  loss  carryforward     $    4,571
                                              ----------

       Total  deferred  tax  assets                4,571

       Less  valuation  allowance                 (4,571)
                                              ----------

       Net  deferred  tax  assets                $     -
                                              ==========


The difference between the income tax benefit in the accompanying statement of operations and the amount that would result if the U.S. Federal statutory rate of 34% were applied to pre-tax loss is as follows:

               PERCENTAGE
               OF  PRE-TAX
            AMOUNT        LOSS
          --------     -------

Benefit  for  income  tax  at
  federal  statutory  rate                  $   (4,571)       (34.0)%
Increase  in  valuation  allowance               4,571         34.0
                                              ----------     --------
         Total                              $        -           -%
                                              ==========     ========


As of and December 31, 2002, for U.S. federal income tax reporting purposes, the Company has $13,444 of unused net operating losses ("NOL's") available for carryforward to future years.


                                    Continued
                                      -10-

                      CASCADE MOUNTAIN MINING COMPANY, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED




6.     SUBSEQUENT  EVENT
       -----------------

Effective June 6, 2003 the Company entered into an agreement whereby the Company agreed to exchange 100% of the issued and outstanding shares of its common stock for 966,667 of the issued and outstanding shares of Web Views Corporation (a non-operating public shell corporation). The agreement represented a recapitalization of the Company with accounting treatment similar to that used in a reverse acquisition, except that no goodwill or intangible is recorded. A recapitalization is characterized by the merger of a private operating company into a non-operating public shell corporation with nominal net assets and typically results in the owners and managers of the private company having effective or operating control after the transaction. The Company emerged as the surviving financial reporting entity under the agreement, but Web Views Corporation (which changed its name to Cascade Mountain Mining Company, Inc.) remained as the legal reporting entity.

Pro Forma Financial Information


                      CASCADE MOUNTAIN MINING COMPANY, INC.




                UNAUDITED PROFORMA COMBINED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

                      CASCADE MOUNTAIN MINING COMPANY, INC.
                UNAUDITED PROFORMA COMBINED FINANCIAL STATEMENTS


The following unaudited proforma combined financial statements give effect to the reverse merger of Web Views Corporation ("Web Views") by Cascade Mountain Mining Corporation, which changed its name to Cascade Mountain Mining Company, Inc. ("Cascade"). The transaction will be accounted for using the purchase method of accounting, whereby the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. The fair values of the assets and liabilities of Web Views have been combined with the recorded values of the assets and liabilities of Cascade in the unaudited proforma combined financial statements. The unaudited proforma combined balance sheet represents the combined financial position of Web Views and Cascade as of December 31, 2002, assuming that the reverse merger had occurred as of that date. The unaudited proforma combined statements of operations give effect to the reverse merger of Web Views and Cascade by combining their results of operations for the year ended December 31, 2002, assuming that the reverse merger had occurred at the beginning of the period.

The unaudited proforma combined financial statements are based on the estimates and assumptions set forth in the notes to these financial statements, which are preliminary and have been made solely for purposes of developing this proforma information. The unaudited proforma combined financial statements are presented for illustrative purposes only. The proforma adjustments are based upon available information and assumptions that management believes are reasonable. The unaudited proforma combined financial statements are not necessarily an indication of the results that would have been achieved had such transactions been consummated as of the dates indicated or that may be achieved in the future.

The unaudited proforma combined financial statements should be read in conjunction with the historical financial statements and related notes of Web Views and Cascade, appearing elsewhere in this document.


                               CASCADE MOUNTAIN MINING COMPANY, INC.
                            UNAUDITED PROFORMA COMBINED BALANCE SHEET
                                       DECEMBER 31, 2002


                                        CASCADE
                                        MOUNTAIN
                                         MINING       WEB VIEWS      PRO-FORMA     PRO-FORMA
     ASSETS                             CO., INC.    CORPORATION    ADJUSTMENTS     COMBINED
---------------                        -----------  -------------  --------------  ----------
Current assets:
  Cash and cash equivalents            $        -   $     20,892   $  (20,892)(2)  $       -
                                       -----------  -------------  --------------  ----------

    Total current assets                        -         20,892         (20,892)          -

Equipment                                   3,883         13,588      (13,588)(2)      3,883
                                       -----------  -------------  --------------  ----------

      Total assets                     $    3,883   $     34,480   $     (34,480)  $   3,883
                                       ===========  =============  ==============  ==========


LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------

Current liabilities:
  Accounts payable                     $        -   $      1,514   $   (1,514)(2)  $       -
  Payable to stockholder                   16,627              -               -      16,627
                                       -----------  -------------  --------------  ----------

  Total current liabilities                16,627          1,514          (1,514)     16,627
                                       -----------  -------------  --------------  ----------

Commitments and contingencies

Stockholders' equity:
  Common stock                                700          2,000    127,300(1)(2)    130,000
  Additional paid-in capital                    -         53,000      (53,000)(1)          -
  Accumulated deficit                     (13,444)       (22,034)       (107,266)   (142,744)
                                       -----------  -------------  --------------  ----------

    Total stockholders' equity
      (deficit)                           (12,744)        32,966         (32,966)    (12,744)
                                       -----------  -------------  --------------  ----------

      Total liabilities and stock-
        holders' equity (deficit)      $    3,883   $     34,480   $     (34,480)  $   3,883
                                       ===========  =============  ==============  ==========



                              CASCADE MOUNTAIN MINING COMPANY, INC.
                      UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER 31, 2002


                                     CASCADE
                                     MOUNTAIN
                                      MINING       WEB VIEWS      PRO-FORMA       PRO-FORMA
                                     CO., INC.    CORPORATION     ADJUSTMENTS      COMBINED
                                    -----------  -------------  ---------------  -------------
Revenues                            $        -   $      2,661   $    (2,661)(2)  $          -
General and administrative
  expense                              (13,444)       (23,896)        13,896(2)       (23,444)
Cost of recapitalization                     -              -      (129,300)(4)      (129,300)
                                    -----------  -------------  ---------------  -------------

Net loss                            $  (13,444)  $    (21,235)  $     (118,065)  $   (152,744)
                                    ===========  =============  ===============  =============

Basic and dilutive net loss per
  common share                      $    (0.02)  $      (0.00)  $        (0.02)  $      (0.00)
                                    ===========  =============  ===============  =============

Weighted average common shares
  outstanding (basic and dilutive)     700,000      2,000,000    127,300,020(3)   130,000,020
                                    ===========  =============  ===============  =============


                      CASCADE MOUNTAIN MINING COMPANY, INC.
            NOTES TO UNAUDITED PROFORMA COMBINED FINANCIAL STATEMENTS



BASIS  OF  PRESENTATION
-----------------------

Effective June 6, 2003 Cascade entered into an agreement whereby they agreed to exchange 100% of the issued and outstanding shares of its common stock for 966,667 of the issued and outstanding shares of Web Views. The agreement represented a recapitalization of the Company with accounting treatment similar to that used in a reverse acquisition, except that no goodwill or intangible is recorded. A recapitalization is characterized by the merger of a private operating company into a non-operating public shell corporation with nominal net assets and typically results in the owners and managers of the private company having effective or operating control after the transaction. The Company emerged as the surviving financial reporting entity under the agreement, but Web Views (which changed its name to Cascade Mountain Mining Company, Inc.) remained as the legal reporting entity. The reverse merger is treated as an acquisition and accounted for under the purchase method of accounting. The fair values of the assets and liabilities of Web Views have been combined with the recorded values of the assets and liabilities of Cascade in the unaudited proforma combined financial statements.

PROFORMA  ADJUSTMENTS
---------------------

1. The historical financial statements of Web Views, included in these proforma financial statements, as of and for the year ended December 31, 2002 exclude the effects of a 60 to 1 forward stock split and the issuance of 966,667 shares to the Cascade shareholders. Instead, these transactions were recorded as proforma adjustments in the accompanying unaudited proforma combined financial statements.

2. As part of this agreement, a stockholder of Web Views cancelled 500,000 shares (pre-split) of his common stock in exchange for the remaining net assets of Web Views. In addition, the majority stockholder of Cascade purchased 500,000 shares of Web Views' common stock from this same stockholder and cancelled 300,000 of those shares. These transactions were recorded as a proforma adjustment in the accompanying unaudited proforma combined financial statements.

3. The proforma combined per share amounts are based on the combined weighted average of Web Views common shares and Cascade common shares adjusted for the 60 to 1 forward stock split.

4. The cost of recapitalization of $129,300 represents an estimate of the costs incurred for the recapitalization, including the effect of the issuance of the 966,667 shares to the Cascade stockholders and the effect of the 60 to 1 forward stock split.